UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2006
POPULAR, INC.
(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	0-13818	66-0667416

(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation or organization)	Number)	Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO	00918

(Address of principal executive offices)	(Zip code)
(787) 765-9800

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition
Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
SIGNATURE

Item 2.02.Results of Operations and Financial Condition
Popular, Inc. (the “Corporation”) has filed the Annual Report on Form 10-K for the year ended December 31, 2005.
Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
During the preparation of the Corporation’s 2005 Annual Report, management became aware that disbursements on mortgage loans originated or acquired by Popular Financial Holdings, Inc., our U.S. mortgage and consumer lending subsidiary, with the intent to sell in the secondary market or securitize in transactions structured as sales, were incorrectly presented as cash flows related with investing activities, instead of operating activities, which is the presentation required by SFAS No. 102 “Statement of Cash Flows — Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale.” This impacted solely the year-to-date Consolidated Statement of Cash Flows included in the quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2005. In recent speeches, members of the staff of the Securities and Exchange Commission have expressed the view that reclassifications within the statement of cash flows should be treated as a restatement of the information previously presented and not as reclassifications.
Based solely on the facts mentioned above, on March 13, 2006, management recommended to the Corporation’s Audit Committee that the Consolidated Financial Statements of the Corporation for the quarters ended March 31, June 30, and September 30, 2005 (the “2005 Form 10-Qs”) should be corrected in order to reflect in these interim statements of cash flows the correct classification of the cash flows for the activity mentioned above. The Consolidated Statement of Cash Flows for the year ended December 31, 2005 presented in our 2005 Annual Report already reflects the year-to-date correct information. The Audit Committee agreed with management’s recommendation. The Audit Committee has discussed this conclusion with PricewaterhouseCoopers LLP, the Corporation’s independent registered public accounting firm. The nature and the amounts of the error on each of the 2005 interim financial statements is presented in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) and will be also presented in connection with the filing of the 2006 interim financial statements. Refer to item 9A of Form 10-K for additional information.
The correction of the quarterly and year-to-date information does not change total cash reflected in the Consolidated Statement of Cash Flows. Furthermore, the correction has no effect on the Corporation’s Consolidated Statements of Income (including, but not limited to net income and earnings per share), Consolidated Statements of Condition or Consolidated Statements of Changes in Stockholders’ Equity.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.

(Registrant)

Date: March 14, 2006	By: /s/ Ileana Gonzalez

Ileana Gonzalez Senior Vice President and Comptroller